UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21771

YieldQuest Funds Trust
(Exact name of registrant as specified in charter)

3280 Peachtree Rd, Suite 2600

Atlanta, GA 30305
(Address of principal executive offices) (Zip code)

Jay K. Chitnis 3280 Peachtree Rd, Suite 2600 Atlanta, GA 30305

(Name and address of agent for service) registrant’s telephone number, including area code: 404-446-3370

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

YIELDQUEST TOTAL RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2011

3280 PEACHTREE ROAD, SUITE 2600

ATLANTA, GA 30305

1-877-497-3634

www.YieldQuest-Funds.com

Distributed by YieldQuest Securities, LLC

FINRA Member

SHAREHOLDER LETTER — YIELDQUEST TOTAL RETURN BOND FUND

To Our Shareholders:

The YieldQuest Total Return Bond Fund had a total return of negative 39.87% for the fiscal year, compared to a total return of positive 5.00% for the Barclays Capital Aggregate Bond Index. At year end, the Fund had net assets of $11.231 million.

The Fund’s underperformance relative to the benchmark index this fiscal year is largely attributable to our having positioned the Total Return Fund to profit from falling prices on Treasury securities. In addition, a small portion of the Fund’s portfolio was positioned to benefit from the rising value of the U.S. Dollar relative to other currencies which contributed to underperformance. Another contributing factor was the widening of corporate bond spreads and rising muni-Treasury yield spreads.

Our analysis leads us to believe that when U.S. economic growth is better than expected, U.S. Treasury securities prices tend to fall and the value of the Dollar tends to rise. We projected that U.S. economic growth would be better than expected during the past year. Accordingly, we anticipated that yields on U.S. Treasury securities would rise and that the market values of those securities would fall, and that the value of the Dollar relative to other currencies would rise. We positioned the Total Return Fund to profit from these developments by establishing short positions in Eurodollar futures contracts and U.S. Treasury futures contracts and long positions in the U.S. Dollar, typically through foreign forward currency contracts. We also established positions that would profit from narrowing corporate bond spreads and falling muni-Treasury yield ratios, which we believe typically occur when U.S. economic growth is stronger than expected.

While U.S. growth did come in better than expected and a double-dip recession was avoided, in keeping with our sanguine economic outlook, Moody’s moved to lower the U.S. government credit — circumstances which would typically be associated with lower Treasury prices and rising Treasury yields over time — Treasury prices instead moved higher, and yields moved sharply lower, as fixed income markets were dominated by fears of potential contagion from the European sovereign debt crisis. In addition, the Federal Reserve announced its commitment to keep monetary policy unchanged through at least 2013. This contributed to the defeat of our expectations insofar as prices and yields on U.S. Treasuries are concerned also negatively impacted the performance of our long allocation to the U.S. dollar. We attribute the rise in Treasury prices (and the sharp decline in Treasury yields) to the ongoing and severe flight to safety driven by fear of a double-dip recession in the U.S. and the intensifying sovereign debt crisis in Europe.

Looking forward, we project a continuation of the basic factors that influenced our investment decisions for the past year: ongoing recovery in the economy, consumer spending, private sector jobs and resiliency of corporate profits. Although during the past year, the impact we expected these factors to have on the financial markets and fixed income markets in particular did not materialize, and even though some of the same factors that we believe frustrated our expectations this past year continue to influence markets — e.g., the Federal Reserve’s announcement that it expects to pursue the current monetary policy until at least 2013 and continued uncertainty over European sovereign debt — we continue to project that the highest probability outcome is rising Treasury yields, falling Treasury prices and a rising U.S. Dollar. We believe that many of the securities held within the Fund remain at price levels that are still below their long term historical valuations, implying that the Fund may enjoy a performance tailwind going forward, if our economic growth thesis continues to play out and what we view as temporary dislocations normalize, driving these securities/sector prices over time to levels more in line with our view of their underlying fundamentals.

In summary, we believe we were too early in anticipating a rise in Treasury yields and a concomitant fall in Treasury prices, as well as a rise in the U.S. Dollar, which very negatively impacted our Fund’s performance this fiscal year. We continue to anticipate these developments and have positioned the Fund to potentially capture significant intermediate to longer-term outperformance going forward, if, as we project, Treasury yields normalize off their generational lows to levels more in line with their underlying fundamentals and the U.S. dollar recovers driven by better than expected U.S. economic growth.

We thank you for your continued confidence in our firm as a shareholder of the YieldQuest Total Return Bond Fund.

As always, we welcome your comments and questions.

3

PORTFOLIO REVIEW

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTED IN THE

YIELDQUEST TOTAL RETURN BOND FUND VS. BENCHMARK

From November 01, 2005 to October 31, 2011

Average Annual Total Returns as of October 31, 2011

	Inception Date	1-Year	5-Year	Since Inception
YieldQuest Total Return Bond Fund — Institutional Class	11/01/2005	–39.87%	–13.94%	–10.44%
Barclays Capital Aggregate Bond Index		5.00%	6.41%	6.20%

		Inception Date	1-Year	Since Inception
YieldQuest Total Return Bond Fund — Investor Class		02/28/2008	–40.15%	–18.57%
Barclays Capital Aggregate Bond Index			5.00%	6.17%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-497-3634.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by YieldQuest Securities, LLC (Member FINRA and SIPC).

Index returns assume reinvestment of dividends. Investors may not invest in the index directly; unlike the Fund’s returns, the index does not reflect any fees or expenses.

4

PORTFOLIO REVIEW (Continued)

The Barclays Capital Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).

SIGNIFICANT AREAS OF INVESTMENT AS A PERCENTAGE OF TOTAL INVESTMENTS

*	“Other” includes an investment not included in the categories in the pie chart that each comprises less than 2% of the Fund’s total investments.

5

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS	October 31, 2011

% of Net Assets	Description	Principal		Value
9.61%	CORPORATE BONDS
5.86%	Airlines
	AMR Corp.:
	9.750%, 08/15/2021 (a)		$469,000	$267,330
	9.880%, 06/15/2020 (a)		343,000	192,080
	Continental Airlines, Inc.:
	6.703%, 06/15/2021, Series 01A1 (a)		96,447	96,447
	6.748%, 03/15/2017, Series 981B (a)		110,600	102,028

				657,885

3.63%	Financial Services
	Bank of America Corp.:
	4.750%, 03/15/2016, Callable 03/15/2015 @ 100, MTN		10,000	9,523
	7.800%, 09/15/2016 (a)		220,000	233,283
	CIT Group, Inc.:
	7.000%, 05/01/2015, Callable 12/01/2011 @ 102		129	129
	7.000%, 05/04/2015, Callable 01/01/2012 @ 100 (b) (c)		21,000	21,026
	7.000%, 05/01/2016, Callable 12/01/2011 @ 102		216	217
	7.000%, 05/02/2016, Callable 01/01/2012 @ 100 (b) (c)		35,000	35,000
	7.000%, 05/01/2017, Callable 12/01/2011 @ 102		302	302
	7.000%, 05/02/2017, Callable 01/01/2012 @ 100 (b) (c)		49,000	48,939
	Deutsche Bank Trust Corp., 7.500%, 11/15/2015		4,000	4,318
	Lehman Brothers Holdings, 6.500%, 07/19/2017 (a) (d)		1,370,000	1,507
	Morgan Stanley & Co., Inc., 5.450%, 01/09/2017, EMTN (c)		50,000	50,431
	Washington Mutual Bank NV, 6.875%, 06/15/2012, Series 11 (a) (d)		1,000,000	3,500

				408,175

0.12%	Industrials
	Occidental Petroleum Corp., 8.750%, 01/15/2023		10,000	13,278

	Total Corporate Bonds (Cost $3,665,849)			1,079,338

0.06%	COLLATERALIZED MORTGAGE OBLIGATIONS
0.06%	U.S. Government & Agency
	Federal National Mortgage Association, 4.500%, 05/25/2019 (c)		6,269	6,429

	Total Collateralized Mortgage Obligations (Cost $5,857)			6,429

3.21%	U.S. GOVERNMENT & AGENCY
	Federal Farm Credit Bank, 5.750%, 12/07/2028, MTN		43,000	54,827
	Federal Home Loan Bank:
	5.685%, 09/17/2018, Series AR18		25,000	31,155
	7.125%, 02/15/2030, Series C30 (a)		90,000	132,544
	Federal National Mortgage Association, 8.280%, 01/10/2025, MTN		20,000	30,629
	Tennessee Valley Authority, 7.125%, 05/01/2030 (a)		75,000	111,407

	Total U.S. Government & Agency (Cost $282,710)			360,562

14.16%	FOREIGN BONDS
13.75%	Banks
	Bank of Scotland PLC, 10.500%, 02/16/2018 (c)	GBP	920,000	1,544,665

0.41%	Sovereign Bonds
	Federal Republic of Brazil, 12.500%, 01/05/2016	BRL	40,000	27,258
	Mexican Bonos de Desarrollo, 7.250%, 12/15/2016, Series M10	MXN	220,000	18,134

				45,392

	Total Foreign Bonds (Cost $2,176,117)			1,590,057

See accompanying notes to financial statements.	6

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (Continued)	October 31, 2011

% of Net Assets	Description	Principal	Value
4.72%	MUNICIPAL BONDS
1.43%	California
	Howell Mountain Elementary School District Election, Zero Coupon:
	08/01/2028, GO (a)	$190,000	$91,675
	08/01/2029, GO (a)	150,000	68,694

			160,369

2.39%	Florida
	Auburndale Florida Water & Sewer, 4.375%, 12/01/2037, AMBAC, Revenue, Callable 12/01/2017 @ 100 (a)	275,000	268,507

0.90%	Illinois
	Village of Bellwood, 4.450%, 12/01/2020, Series B, National-RE, GO, Callable 12/01/2015 @ 100 (c)	100,000	100,739

	Total Municipal Bonds (Cost $496,730)		529,615

6.60%	TAXABLE MUNICIPAL BONDS
1.41%	California
	Kern County Pension Obligation, Zero Coupon, 08/15/2020 (c), National-RE, Revenue	100,000	58,391
	Monrovia Redevelopment Agency Tax Allocation, 5.600%, 05/01/2023, AMBAC, Revenue, Callable 05/01/2013 @ 102 (a)	35,000	33,326
	Pinole Redevelopment Agency, 5.600%, 08/01/2020, AMBAC, Tax Allocation, Callable 08/01/2014 @ 102	25,000	26,042
	San Bernardino JT Powers, 6.150%, 05/01/2027, AMBAC, Tax Allocation, Callable 05/01/2016 @ 100	15,000	15,332
	Santa Fe Springs Community Development, 5.350%, 09/01/2018, National-RE, Tax Allocation, Callable 09/01/2016 @ 100	25,000	25,101

			158,192

0.29%	District of Columbia
	Metropolitan Washington Airports Authority Airport System, 5.590%, 10/01/2025, Series C, National-RE, Revenue, Callable 10/01/2015 @ 100 (a)	30,000	33,237

0.23%	Florida
	Pembroke Pines Communication Services, 4.750%, 10/01/2019, AMBAC, Revenue, Callable 10/01/2014 @ 100	25,000	25,418

0.84%	Georgia
	College Park, 5.868%, 01/01/2021, National-RE FGIC, Revenue (a)	70,000	73,183
	Savannah Hospital Authority, 6.625%, 07/01/2018, AGM, Revenue, Callable 07/01/2013 @ 101 (a)	20,000	21,063

			94,246

0.04%	Illinois
	Development Finance Authority, 6.000%, 03/01/2012, National-RE, Revenue	5,000	5,055

0.29%	Indiana
	Pike County School Corp., 5.000%, 01/05/2020, XLCA State Aid Withholding, GO, Callable 01/05/2015 @ 100 (a)	30,000	32,821

0.34%	Maryland
	State Transportation Authority, 6.480%, 07/01/2022, National-RE, Revenue (a)	35,000	38,217

2.09%	New Jersey
	City of Linden, 5.950%, 04/01/2033, National-RE, GO	20,000	19,828
	Orange Township, 5.170%, 12/01/2011, Series C, AGM, GO (a)	35,000	35,084
	Union County Improvement Authority Sewer System Lease, 6.640%, 04/01/2022, AMBAC, Revenue (a)	165,000	180,114

			235,026

See accompanying notes to financial statements.	7

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (Continued)	October 31, 2011

% of Net Assets	Description	Principal	Value
0.38%	Oregon
	School Boards Association, 5.680%, 06/30/2028, Series B, National-RE FGIC, GO (a)	$40,000	$42,500

0.54%	Pennsylvania
	Beaver County, 5.000%, 12/15/2011, AGM, GO (a)	60,000	60,264

0.15%	Wisconsin
	Menasha Steam Utility, 4.350%, 09/01/2020, Revenue (d)	23,569	16,497

	Total Taxable Municipal Bonds (Cost $721,835)		741,473

		Shares

0.92%	PREFERRED STOCKS
0.92%	Financial Services
	Ally Financial, Inc., 1.750%, Callable 12/31/2011 @ 1,000 (a) (b)	139	103,672

	Total Preferred Stocks (Cost $43,759)		103,672

10.40%	EXCHANGE TRADED/CLOSED-END FUNDS
0.00%	Equity Closed-End Fund
	RMR Asia Pacific Real Estate Fund	—	7

10.40%	Taxable Fixed Income Closed-End Funds
	BlackRock Credit Allocation Income Trust I, Inc. (c)	15,946	147,501
	BlackRock Credit Allocation Income Trust II, Inc.	12,440	121,166
	BlackRock Credit Allocation Income Trust III, Inc. (a)	24,699	260,080
	iShares Barclays 1-3 Year Credit Bond Fund (c)	3,000	314,130
	Nuveen Multi-Strategy Income & Growth Fund II	9,800	82,712
	Vanguard Short-Term Corporate Bond ETF (c)	1,600	124,959
	Zweig Total Return Fund, Inc.	38,000	117,800

			1,168,348

	Total Exchange Traded/Closed-End Funds (Cost $1,182,506)		1,168,355

		Contracts

4.57%	PURCHASED OPTIONS (e)
	Freeport-McMoRan Copper & Gold, Inc.:
	11/19/2011, Put @ $38	498	53,784
	11/19/2011, Call @ $43	249	21,663
	iShares Russell 2000:
	11/19/2011, Put @ $71	644	97,244
	11/19/2011, Put @ $72	374	65,450
	ProShares UltraShort 20+ Year Treasury:
	11/19/2011, Call @ $21	625	48,125
	11/19/2011, Call @ $22	909	39,996
	11/19/2011, Call @ $23	500	11,500
	SPDR S&P 500 ETF Trust, 11/19/2011, Call @ $130	1,496	131,648
	United States Oil Fund., 11/19/2011, Put @ $35	489	44,010

	Total Purchased Options (Cost $556,993)		513,420

		Shares

47.37%	SHORT-TERM INVESTMENTS
15.99%	Money Market Fund
	Dreyfus Institutional Reserves Money Market Fund, 0.000% (f)	1,796,241	1,796,241

See accompanying notes to financial statements.	8

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (Continued)	October 31, 2011

% of Net Assets	Description	Principal	Value
31.38%	U.S. Government & Agency
	U.S. Treasury Note: (f)
	11/17/2011, 0.000% (a)	$450,000	$449,997
	12/15/2011, 0.015% (c)	450,000	449,995
	01/12/2012, 0.015% (c)	450,000	449,957
	02/02/2012, 0.000% (c)	700,000	699,983
	03/19/2012, 0.032% (c)	150,000	149,979
	04/19/2012, 0.055% (c)	500,000	499,900
	07/29/2012, 0.055% (c)	425,000	424,780
	10/18/2012, 0.108% (c)	400,000	399,587

			3,524,178

	Total Short-Term Investments (Cost $5,320,444)		5,320,419

101.62%	Total Investments (Cost $14,452,800)		11,413,340

(1.62)%	Net other assets (liabilities)		(181,911)

100.00%	NET ASSETS		$11,231,429

		Shares

(0.66%)	COMMON STOCKS SOLD SHORT
(0.66%)	Airlines
	AMR Corp. (e)	28,000	73,640

	Total Common Stocks Sold Short (Proceeds $66,129)		73,640

		Principal

(12.27%)	U.S. TREASURY SECURITIES SOLD SHORT
	U.S. Treasury Inflation Indexed Bonds, 1.523%, 04/15/2015	$1,306,623	1,378,284

	Total U.S. Treasury Securities Sold Short (Proceeds $1,378,763)		1,378,284

(12.93%)	Total Securities Sold Short (Proceeds $1,444,892)		$1,451,924

	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
FOREIGN CURRENCY COUNTERPARTY: BANK OF NEW YORK
TO BUY:
Brazilian Real	211,370	$122,985	11/04/2011	$6,206
Icelandic Krona	94,634,900	825,676	07/16/2009(g)	(204,499)
New Zealand Dollar	86,574	69,997	11/04/2011	4,997

				(193,296)

TO SELL:
Australian Dollar	159,106	167,599	11/04/2011	(3,899)
Australian Dollar	79,588	83,837	11/04/2011	1,163
Brazililan Real	358,293	208,471	11/04/2011	(3,374)
Canadian Dollar	84,507	84,775	11/04/2011	225
Canadian Dollar	306,637	307,609	11/04/2011	(7,514)
European Euro	80,883	111,914	11/04/2011	3,086
European Euro	1,141,953	1,580,058	11/04/2011	(23,576)

See accompanying notes to financial statements.	9

YIELDQUEST TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS (Continued)	October 31, 2011

	Local Currency	Market Value	Settlement Date	Unrealized Gain/(Loss)
Japanese Yen	53,408,560	$683,198	11/04/2011	$15,044
Mexican Peso	205,000	15,376	11/04/2011	(38)
New Zealand Dollar	103,937	84,035	11/04/2011	965
New Zealand Dollar	171,577	138,722	11/04/2011	(3,177)
United Kingdom Pound	1,297,050	2,085,442	11/04/2011	(52,964)

				(74,059)

Total Foreign Currency
Counterparty: Bank of New York				$(267,355)

		Contracts	Notional Value	Unrealized Gain/(Loss)
FUTURES CONTRACTS SOLD SHORT
90 Day Euro$, expires 06/16/2014		762	$762,000,000	$(174,425)
90 Day Euro$, expires 12/15/2014		302	302,000,000	(119,043)
Dollar Index, expires 12/19/2011		3	3,000	825
VIX, expires 11/15/2011		20	20,000	(20,601)

				(313,244)

Total				$(313,244)

(a)	All or a portion of the security is pledged as collateral for securities sold short.
(b)

Rule 144A Section 4(2) or other security which is restricted as to resale to institutional investors. At October 31, 2011, these securities amounted to $208,637 or 1.9% of net assets. The investment advisor has deemed these securities or a portion of these securities liquid.

(c)	All or a portion of the security is segregated in connection with forward currency and futures contracts.
(d)	Default Resolution
(e)	Non-income producing securities.
(f)	Rate represents effective yield.
(g)

Counterparty in default due to restrictions imposed by the Icelandic Government. At October 31, 2011, this currency amounted to $825,676 or 7.4% of net assets. The investment advisor has deemed this currency illiquid.

AGM	Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BRL	Brazilian Real
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
FGIC	Insured by Financial Guaranty Insurance Co.
GBP	British Sterling Pound
GO	General Obligation
MTN	Medium Term Note
MXN	Mexican Peso
PLC	Public Liability Co.
SPDR	S&P Depositary Receipts
XLCA	Insured by XL Capital Assurance

See accompanying notes to financial statements.	10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

YieldQuest Total Return Bond Fund

Assets:
Investments, at cost	$14,452,800

Investments in securities, at value	$11,413,340
Cash	295,916
Cash held as collateral	1,166,083
Unrealized gain on forward foreign exchange contracts	31,686
Interest and dividends receivable	166,623
Receivable for securities sold	1,069,755
Receivable due from investment advisor, net	16,412
Prepaid expenses and other assets	3,277

Total Assets	14,163,092

Liabilities:
Foreign currencies payable to custodian, at value (cost $113,950)	114,820
Payable for fund shares redeemed	40
Payable for securities purchased	851,479
Payable for interest and dividends on securities sold short	569
Variation margin on futures contracts	142,280
Securities sold short, at value (proceeds $1,444,892)	1,451,924
Unrealized loss on forward foreign exchange contracts	299,041
Accrued expenses and other payables:
Distribution and service fees — Investor Class	19
Other accrued expenses	71,491

Total Liabilities	2,931,663

Net Assets	$11,231,429

Net Assets Consist of:
Paid capital	$129,111,364
Undistributed net investment income (loss)	171,181
Accumulated net realized gain (loss) on investments, short positions, futures, warrants, forward foreign exchange contracts and translation of assets and liabilities denominated in foreign currency	(114,423,079)
Net unrealized appreciation (depreciation) on investments, short positions, futures, forward foreign exchange contracts and translation of assets and liabilities denominated in foreign currency	(3,628,037)

Net Assets	$11,231,429

Net Assets
Institutional Class	$11,197,897
Investor Class	33,532

Total	$11,231,429

Shares of Beneficial Interest Outstanding
(unlimited number authorized, no par value)
Institutional Class	2,996,533
Investor Class	8,962

Total	3,005,495

Net Asset Value, Offering & Redemption Price Per Share
(Net Assets divided by shares outstanding)
Institutional Class	$3.74

Investor Class	$3.74

See accompanying notes to financial statements.	11

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2011

YieldQuest Total Return Bond Fund

Investment Income:
Dividend income	$158,199
Interest income	1,006,645

Total Investment Income	1,164,844

Operating Expenses:
Investment advisory fees	142,563
Administration fees	6,645
Distribution and Service fees — Investor Class	1,312
Fund accounting fees	152,731
Custodian fees	111,142
Transfer agent fees	104,593
Trustees’ fees	30,813
Registration fees	44,064
Audit fees	22,838
Legal fees	44,932
Printing and mailing expenses	34,539
Interest expense	12,916
Interest and dividend expense, securities sold short	119,978
Other expenses	27,547

Total Operating Expenses	856,613
Less: Expenses waived and reimbursed	(531,519)

Net Operating Expenses	325,094

Net Investment Income	839,750

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Security transactions	(3,118,633)
Futures contracts	(6,086,021)
Securities sold short	(32,964)
Forward and foreign currency transactions	(100,078)
Warrant transactions	(441,652)
Payment by affiliates (Note 3)	2,972

Net realized gain (loss)	(9,776,376)

Net change in unrealized appreciation (depreciation) on:
Security transactions	(817,243)
Futures contracts	(282,487)
Securities sold short	(7,031)
Forward currency contracts	(15,412)
Translation of assets and liabilities in foreign currencies	(24,765)

Net change in unrealized (depreciation)	(1,146,938)

Net Realized and Unrealized (Loss)	(10,923,314)

Net Decrease in Net Assets
Resulting From Operations	$(10,083,564)

See accompanying notes to financial statements.	12

STATEMENTS OF CHANGES IN NET ASSETS

YieldQuest Total Return Bond Fund

Year ended October 31, 2011	Year ended October 31, 2010

Operations:
Net investment income	$839,750	$2,345,107
Net realized loss from investments, futures contracts, securities sold short, forward and foreign currency transactions	(9,776,376)	(5,309,735)
Net change in unrealized depreciation on investments, futures contracts, securities sold short, forward currency contracts and translation of assets and liabilities in foreign currency	(1,146,938)	(2,822,132)

Change in Net Assets Resulting From Operations	(10,083,564)	(5,786,760)

Distributions to Shareholders:
From net investment income:
Institutional Class	(844,177)	(2,273,174)
Investor Class	(11,343)	(135,607)

Total Distributions to Shareholders	(855,520)	(2,408,781)

Share Transactions of Beneficial Interest:
Institutional Class
Net proceeds from shares sold	11,434,994	6,665,651
Reinvestment of distributions	820,686	2,241,481
Cost of shares redeemed	(19,769,270)	(66,320,595)

Total Institutional Class	(7,513,590)	(57,413,463)

Investor Class
Net proceeds from shares sold	271,362	1,113,860
Reinvestment of distributions	11,312	103,741
Cost of shares redeemed	(675,407)	(5,820,538)

Total Investor Class	(392,733)	(4,602,937)

Change in Net Assets From Share Transactions of Beneficial Interest	(7,906,323)	(62,016,400)

Change in Net Assets	(18,845,407)	(70,211,941)
Net Assets:
Beginning of period	30,076,836	100,288,777
End of period	$11,231,429	$30,076,836

Undistributed net investment income (loss)	$171,181	$22,720

Share Transactions:
Institutional Class
Issued	2,039,200	913,286
Reinvested	138,867	312,572
Redeemed	(3,756,498)	(9,392,626)

Total Institutional Class Shares	(1,578,431)	(8,166,768)

Investor Class
Issued	45,429	152,670
Reinvested	1,893	14,500
Redeemed	(126,819)	(841,724)

Total Investor Class Shares	(79,497)	(674,554)

Change in Shares	(1,657,928)	(8,841,322)

See accompanying notes to financial statements.	13

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2011

YieldQuest Total Return Bond Fund

Cash Flows Provided by Operating Activities
Net investment income	$839,750
Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(8,129,503)
Proceeds from disposition of investment securities	26,147,809
Net sales (purchases) of short term securities	(8,117,549)
Net amortization	(39,640)
Return of capital from investments	8,588
Decrease in cash held as collateral	2,516,442
Decrease in interest and dividends receivable	362,906
Increase in receivable for securities sold	(438,026)
Increase in variation margin on futures contracts	(28,132)
Decrease in receivable due from advisor, net	21,045
Increase in receivable for swaps	(441,652)
Decrease in prepaid expenses and other assets	793
Increase in securities sold short	1,451,924
Decrease in distribution and service fees	(257)
Increase in payable for securities purchased	778,227
Mark-to-market on realized and unrealized gain (loss) on forward and foreign currency transactions	(124,843)
Decrease in unrealized appreciation (depreciation) and realized gain (loss) on securities sold short	(39,995)
Decrease in unrealized appreciation/(depreciation) and realized gain (loss) on futures contracts	(6,368,508)
Payment by affiliates	2,972
Increase in payable for interest and dividend expense on securities sold short	569
Decrease in other accrued expenses	(47,910)

Net cash and foreign currency provided by operating activities	$8,355,010

Cash Flows Used by Financing Activities
Proceeds from shares sold	11,706,356
Payment of shares redeemed	(20,444,677)
Distributions paid in cash	(23,482)

Net cash flow used by financing activities	$(8,761,803)

Net decrease in cash and foreign currency	$(406,793)

Cash and Foreign Currency
Beginning of the period	587,889
End of the period	$181,096

See accompanying notes to financial statements.	14

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

YieldQuest Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Trust was organized as a Delaware business trust on May 9, 2005 and is authorized to issue an unlimited number of shares of benficial interest of no par value which may be issued in more than one series and classes. These notes to financial statements relate to the portfolio presented herein:

Portfolio Name	Diversification	Investment Objective
YieldQuest Total Return Bond Fund [1] (The ‘Fund”)	diversified	Total return, comprised of both income and capital appreciation

1	Commenced operations on November 1, 2005.

The Fund offers two classes of shares: Institutional Class Shares and Investor Class Shares. The Investor Class Shares commenced operations on February 28, 2008. Each class of shares has equal rights concerning earnings and assets except that each class bears different distribution, shareholder service, and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are designed to be in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the period. Actual results could differ from these estimates.

Security Valuation — Portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales prices are reported, based on the quotes obtained from a quotation reporting system, established market makers, or pricing services. NASDAQ traded securities are valued at the NASDAQ Official Closing Price. Certain securities or investments for which daily market quotations are not readily available may be valued by YieldQuest Advisors, LLC (the “Advisor”), pursuant to guidelines established by the Board of Trustees of the Trust (the “Board”). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures contracts and options on futures contracts are valued at the settlement price determined by the applicable exchange. Securities for which market quotes are not readily available are valued at a fair value as determined in good faith by the Advisor, according to procedures approved by the Board. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from independent pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at a fair value as determined in good faith by the Advisor, according to procedures approved by the Board. Fair value pricing may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE close. Fair value pricing requires subjective determinations about the value of a security. The Valuation Committee of the Board acts as a liaison between the full Board and the Advisor, with respect to the fair value pricing of securities held in the Fund’s portfolio. The Valuation Committee is responsible for reviewing and approving the Advisor’s pricing methodology for any security that is fair value priced.

As a general principle, a “fair value” of a security is an amount that the Fund might reasonably expect to realize upon its current sale. There is no single standard for determining a fair value of a security. Rather, in determining a fair value of a security, the Advisor may take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available;

15

NOTES TO FINANCIAL STATEMENTS (Continued)

(iii) possible valuation methodologies that could be used to determine a fair value of the security; (iv) the recommendation of the Portfolio Manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds and the method used to price the security in those funds; (vi) the extent to which a fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor, and (vii) the liquidity or illiquidity of the market for the security.

Fair Value Measurements — As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Fund’s holdings as of October 31, 2011, as categorized under the three tier hierarchy of inputs:

	Total	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds	$1,079,338	$—	$1,079,338	$—
Collateralized Mortgage Obligations	6,429	—	6,429	—
U.S. Government & Agency	360,562	—	360,562	—
Foreign Bonds	1,590,057	—	1,590,057	—
Municipal Bonds	529,615	—	529,615	—
Taxable Municipal Bonds	741,473	—	741,473	—
Preferred Stocks	103,672	103,672	—	—
Exchange Traded/Closed-End Funds	1,168,355	1,168,355	—	—
Short-Term Investments	5,320,419	1,796,241	3,524,178	—
Asset Derivatives
Equity Contracts	294,342	294,342	—	—
Interest Rate Contracts.	99,621	99,621	—	—
Foreign Exchange Contracts	32,511	825	31,686	—
Other Contracts	119,457	119,457	—	—

Total Assets	$11,445,851	$3,582,513	$7,863,338	$—

Securities Sold Short
Common Stocks	$(73,640)	$(73,640)	$—	$—
U.S. Treasury Securities	(1,378,284)	—	(1,378,284)	—
Liability Derivatives
Equity Contracts	(20,601)	(20,601)	—	—
Interest Rate Contracts.	(293,468)	(293,468)	—	—
Foreign Exchange Contracts	(299,041)	(299,041)	—	—

Total Liabilities	$(2,065,034)	$(686,750)	$(1,378,284)	$—

At the end of each fiscal quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended October 31, 2011, there were no transfers between Level 1, Level 2 and Level 3.

New Accounting Pronouncement — In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)

Disclosures about Derivative Instruments and Hedging Activites

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of October 31, 2011:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives

Equity contracts	Investments in securities, at value	Payable: Variation margin

Interest rate contracts	Investments in securities, at value	Payable: Variation margin

Foreign exchange contracts	Unrealized gain on forward foreign exchange contracts	Payable: Variation margin Unrealized loss on forward foreign exchange contracts

Other contracts		Payable: Variation margin

The following is a summary of derivative instrument holdings categorized by primary risk exposure as of October 31, 2011:

	Asset Derivative Investments Value
Fund	Total Value at October 31, 2011	Equity Contracts	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Other Contracts
Total Return Bond Fund	$545,931	$294,342	$99,621	$—	$32,511*	$119,457

	Liability Derivative Investments Value
Fund	Total Value at October 31, 2011	Equity Contracts	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Other Contracts
Total Return Bond Fund	$613,110	$20,601*	$293,468*	$—	$299,041	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments/footnotes.

The following is a summary of the location of derivative investments on the Statements of Operations as of October 31, 2011:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts

Net realized gain (loss) on Security transactions

Net realized gain (loss) of Futures contracts

Net realized gain (loss) on Written option transactions

Change in net unrealized appreciation (depreciation) on Security transactions

Change in net unrealized appreciation (depreciation) on Futures contracts

Interest rate contracts	Net realized gain (loss) on Security transactions Net realized gain (loss) on Futures contracts Change in net unrealized appreciation (depreciation) on Futures contracts
Credit contracts	Net realized gain (loss) on Swap agreements Change in net unrealized appreciation (depreciation) on Swap agreements

NOTES TO FINANCIAL STATEMENTS (Continued)

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income

Foreign exchange contracts

Net realized gain (loss) on Futures contracts

Net realized gain (loss) on Forward and foreign currency transactions

Change in net unrealized appreciation (depreciation) of Futures contracts

Change in net unrealized appreciation (depreciation) on Forward currency contracts

Other contracts	Net realized gain (loss) on Futures contracts Change in net unrealized appreciation (depreciation) on Futures contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year October 31, 2011:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Equity Contracts	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Other Contracts
Total Return Bond Fund	$(10,323,718)	$(3,281,503)	$(7,555,355)	$—	$(186,942)	$700,082

	Change in Unreallized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Equity Contracts	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Other Contracts
Total Return Bond Fund	$(339,999)	$(22,123)	$(313,320)	$—	$(14,587)	$10,031

Investment Transactions and Investment Income — Investment transactions are recorded no later than one business day after trade date throughout the period. For financial reporting purposes, investment transactions are recorded on trade dates on the last business day of the reporting period. In determining net realized gain or loss from the sale of securities, the cost of securities sold is determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes — It is the Fund’s policy to comply with Subchapter M provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and any realized capital gains to its shareholders. Accordingly, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years October 31, 2008 — 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and Distributions — The Fund will pay dividends from net investment income on a monthly basis and will declare and pay distributions from net realized capital gains, if any, at least annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These “book/tax” differences are either considered temporary or

NOTES TO FINANCIAL STATEMENTS (Continued)

permanent in nature. To the extent these differences are permanent in nature (e.g. reclassification of market discounts, net operating loss, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Cash and Cash Equivalents — The Fund considers liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the statement of assets and liabilities.

Foreign Currency Translations — Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. For federal income tax purposes, the Fund treats as ordinary income the effect of changes in foreign exchange rates on payables and receivables arising from trade-date and settlement-date differences.

Foreign Currency Contracts — The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Fund may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Fund. The gains or losses realized upon the closing of such contracts are included in the Statement of Operations. The use of forward currency contracts by the Fund involves risks including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Futures Contracts — The Fund is subject to equity, interest, foreign exchange and other risk exposure in the normal course of pursuing its investment objectives. The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as a “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss. Cash segregated for futures is shown in the Statement of Assets and Liabilities as cash held as collateral. The market value of securities segregated for futures at October 31, 2011 is $5,718,193.

Option Contracts — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund may write or purchase option contracts. These transactions are used to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation). The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

NOTES TO FINANCIAL STATEMENTS (Continued)

In writing an option, the Fund contracts with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the applicable Fund bears the market risk of an unfavorable change in the price of an underlying assets, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the financial statements. There were no written options at October 31, 2011.

Short Sales — The Fund may make short sales as part of its overall portfolio management strategy or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. When making a short sale the Fund must segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. Cash segregated for short sales is shown in the Statement of Assets and Liabilities as cash held as collateral. The market value of securities segregated for short sales at October 31, 2011 is $2,883,271.

For the year October 31, 2011, the Funds’ average volume of derivatives is as follows:

Purchased Options (Cost)	Forward Currency Contracts - Purchased (Value at Trade Date)	Forward Currency Contracts — Sold (Value at Trade Date)	Futures Long Position (Contracts)	Futures Short Position (Contracts)	Warrants (Cost)

$4,587	$1,483,606	$7,938,970	$—	$1,795	$145,657

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement with the Advisor on behalf of the Fund. The Advisor has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio, subject to the oversight of the Board. The following table sets forth the annual investment advisory fee rates payable by the Fund to the Advisor pursuant to the investment advisory agreement, expressed as a percentage of the Fund’s average daily net assets, along with the investment advisory fees earned during the year October 31, 2011.

Investment Advisory Fee Rate	Investment Advisory Fees Earned*	Investment Advisory Fees Paid**

0.59%	$142,563	$—

*	These figures represent the investment advisory fees accrued, excluding the effects of any fee waivers/reimbursements.
**	Net of fees waived/expenses of the Fund reimbursed by the Advisor.

The Advisor has contractually agreed to waive its investment advisory fees and/or make payments to limit certain Fund operating expenses, other than brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short, if any), 12b-1 expenses, administrative services fees, taxes, indirect expenses of investing in other investment companies and extraordinary or non-recurring expenses, to the amount described below under “Expense Limitation”, until February 29, 2012. The expense limitation, expressed as a percentage of the Fund’s

NOTES TO FINANCIAL STATEMENTS (Continued)

average daily net assets, along with the actual investment advisory fee waivers and expense reimbursements for the year October 31, 2011, are disclosed in the following table:

	Expense Limitation	Investment Advisory Fee Waivers/ Reimbursements
Institutional Class	0.79%	$523,273
Investor Class	1.14%	8,246

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which that particular expense was incurred; provided that the Fund is able to make repayment without exceeding its expense limitation in effect at the time of the waiver or reimbursement.

The cumulative waiver and reimbursement amounts, if any, as of October 31, 2011 that are subject to repayment for the Fund are as follows:

Expiration 10/31/2012	Expiration 10/31/2013	Expiration 10/31/2014	Total Available for Repayment

$508,415	$634,305	$531,519	$1,674,239

Under the Distribution and Shareholder Services Plan, adopted by the Board pursuant to Rule 12b-1 under the 1940 Act, the Fund will pay YieldQuest Securities, LLC (the “Distributor”) an annual distribution fee of 0.25% of the average daily net assets of Investor Class Shares of the Fund as compensation for the promotion and distribution of Investor Class Shares. These fees may be used by the Distributor to pay broker-dealers, investment advisors, banks, trust companies, retirement plan administrators and other services providers which provide distribution services and shareholder and administrative support. The Fund has adopted an Administration Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class to the Distributor to compensate financial intermediaries that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Distributor. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into agreements with the Distributor or the Trust. For the year October 31, 2011, the Distributor received $937 in distribution fees and $375 in administrative service fees paid by the Investor Class of the Fund, of which 100% of the fees were re-allowed to broker-dealers.

Subject to policies established by the Board, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. The Advisor typically executes the Fund’s portfolio transactions through its affiliated broker-dealer, YieldQuest Securities, LLC, on an agency basis; while principal trades on behalf of the Fund are executed solely through independent broker-dealers. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility, responsiveness of the broker-dealer, clearance procedures, wire service quotations, statistical information, market and economic analysis provided by the broker or dealer to the Fund and the Advisor. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Under the 1940 Act, persons affiliated with an affiliate of the Advisor (such as YieldQuest Securities, LLC) are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, YieldQuest Securities, LLC will not serve as dealer in connection with the Fund’s over-the-counter transactions. However, YieldQuest Securities, LLC may serve as broker in the Fund’s over-the-counter transactions conducted on an agency basis and may receive brokerage commissions in connection with such transactions. Such transactions will be executed on a fully disclosed basis through its clearing firm. For the year ended October 31, 2011, YieldQuest Securities, LLC had received brokerage commissions of $2,231,465 and the total value of transactions generating brokerage commissions was $190,746,675.

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended October 31, 2011, the Advisor reimbursed the Fund $2,972 for an inadvertent trade error.

Jay K. Chitnis, Chairman and President of the Trust, and the other officers of the Trust are also officers of the Advisor and the Distributor. The Trust does not compensate its officers or interested Trustees who are affiliated with the Advisor or Distributor. The Trust pays each non-interested Trustee an annual retainer of $15,000 and reimburses for out-of-pocket expenses.

Effective September 8, 2008, pursuant to an Administration and Accounting Service Agreement (the “Administration Agreement”), Bank of New York Mellon (US) Inc. (“BNY Mellon”) provides administration and accounting services to the Fund. Under the Administration Agreement, the Fund pays BNY Mellon a monthly fee for their services. Pursuant to a Transfer Agency Services Agreement, BNY Mellon also provides transfer agency services to the Fund.

Contingencies and Commitments — In the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown. However, based on experience, the Fund considers the risk of loss from such potential claims to be remote.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of investment purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition), for year October 31, 2011 were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales

$—	$—	$8,129,503	$26,147,809

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax components of dividends paid during the year ended October 31, 2011 and year ended October 31, 2010 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Return of Capital	Total

2011	$855,520	$—	$—	$—	$855,520

2010	2,408,781	—	—	—	2,408,781

As of October 31, 2011 (the Fund’s latest tax year end), the components of distributable earnings on a tax basis were as follows:

Capital Loss Carry Forwards	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation (Depreciation)	Other Accumulated Differences	Total

$(114,708,123)	$171,181	$—	$(3,718,022)	$375,029	$(117,879,935)

The difference between book basis unrealized appreciation and depreciation is attributable primarily to tax deferral of losses on wash sales and on investments in partnerships, futures, options and forward currency contracts.

NOTES TO FINANCIAL STATEMENTS (Continued)

Permanent book and tax differences resulted in reclassifications for the period ended October 31, 2010 as follows:

Increase (Decrease) Paid in Capital	Increase (Decrease) Undistributed Net Investment Income (Loss)	Increase (Decrease) Accumulated Net Realized Gain (Loss)

—	164,231	(164,231)

These reclassifications, related to the differing treatment of foreign forward currency gains and partnership activity have no effect on net assets and net asset value per share.

At October 31, 2011, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation (Depreciation)

$14,542,785	$305,153	$(3,434,598)	$(3,129,445)

At October 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes, which will expire in the following years:

2014	2015	2016	2017	2018	2019

$200,854	$14,598,251	$22,710,383*	$57,854,923	$9,124,072	$10,219,640

* Capital	loss carryforward amount of $2,157,045 was inherited from YieldQuest Flexible Income Fund and may be subject to IRS limitations in a given year.

NOTE 6. LIQUIDATION

The YieldQuest Core Equity Fund and the YieldQuest Tax-Exempt Bond Fund were terminated and liquidated on October 27,2011 pursuant to a Plan of Liquidation adopted by the Board of Trustees.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (Continued)

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Total Return Bond Fund

	Institutional Class

	Years Ended October 31,

	2011		2010	2009	2008		2007

Net Asset Value, beginning of period	$6.45		$7.43	$7.60	$9.93		$10.51

Change in net assets from operations:
Net investment income	0.21	(a)	0.25 (a)	0.53 (a)	0.63		0.54
Net realized and unrealized gains (losses) on investments	(2.71)	(c)	(0.98) (b)	(0.08) (b)	(2.29)	(b)	(0.62)

Total from investment operations	(2.50)		(0.73)	0.45	(1.66)		(0.08)

Distributions:
Net investment income	(0.21)		(0.25)	(0.62)	(0.67)		(0.50)
Net realized capital gains from investments	—		—	—	—		— (d)

Total Distributions	(0.21)		(0.25)	(0.62)	(0.67)		(0.50)

Paid-in capital from redemption fees	—		—	—	—	(d)	— (d)

Net Asset Value, end of period	$3.74		$6.45	$7.43	$7.60		$9.93

Net assets, end of period (000’s)	$11,198		$29,506	$94,618	$186,944		$328,496
Total Return (e)	(39.87)	% (c)	(10.12)%	7.00%	(17.66)%		(0.86)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets:
Before expense waivers/reimbursements	3.54%		2.50%	1.78%	1.44%		0.83%
After expense waivers/reimbursements	1.34%		1.56%	1.40%	1.40%		0.83%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	0.79%		0.79%	0.79%	0.80	% (f)	0.79%
Ratios of net investment income (loss) to average net assets:
Before expense waivers/reimbursements	1.28%		2.57%	7.19%	6.75%		5.53%
After expense waivers/reimbursements	3.48%		3.51%	7.57%	6.79%		5.53%
Portfolio turnover rate (g)	46%		124%	331%	165%		220%

(a)	Per share data was calculated using weighted average shares outstanding method for the period.
(b)	Includes distributions of capital gains from underlying mutual funds.
(c)	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
(d)	Amount represents less than $0.01 per share.
(e)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(f)	Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

FINANCIAL HIGHLIGHTS (Continued)

The table sets forth financial data for one share of beneficial interest outstanding throughout the entire period.

	YieldQuest Total Return Bond Fund

	Investor Class

	Years Ended October 31,

	2011		2010		2009		2008(a)

Net Asset Value, beginning of period	$6.45		$7.43		$7.60		$9.72

Change in net assets from operations:
Net investment income	0.19	(b)	0.23	(b)	0.50	(b)	0.41
Net realized and unrealized gains (losses) on investments	(2.72	)(d)	(0.99	)(c)	(0.08	)(c)	(2.08	)(c)

Total from investment operations	(2.53)		(0.76)		0.42		(1.67)

Distributions:
Net investment income	(0.18)		(0.22)		(0.59)		(0.45)

Total Distributions	(0.18)		(0.22)		(0.59)		(0.45)

Net Asset Value, end of period	$3.74		$6.45		$7.43		$7.60

Net assets, end of period (000’s)	$34		$571		$5,671		$5,314
Total Return (e) (f)	(40.15	)% (d)	(10.48)%		6.62%		(17.76)%
Ratios/Supplemental Data:
Ratios of expenses to average net assets: (g)
Before expense waivers/reimbursements	3.89%		2.85%		2.13%		1.62%
After expense waivers/reimbursements	1.69%		1.91%		1.75%		1.56%
After expense waivers/reimbursements excluding interest and dividend expense for securities sold short, if any	1.14%		1.14%		1.14%		1.15	% (h)
Ratios of net investment income (loss) to average net assets: (g)
Before expense waivers/reimbursements	0.93%		2.22%		6.84%		6.78%
After expense waivers/reimbursements	3.13%		3.16%		7.22%		6.84%
Portfolio turnover rate (f) (i)	46%		124%		331%		165%

(a)	Commenced operations on February 28, 2008.
(b)	Per share data was calculated using weighted average shares outstanding method for the period.
(c)	Includes distributions of capital gains from underlying mutual funds.
(d)	Includes payment by affiliates of $0.001 per share. The effects of such payments did not affect the amount shown as total return for the period.
(e)	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	Includes excise tax expense of 0.01% for the year end October 31, 2008, which is not included in the contractual expense limitation.
(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

YieldQuest Funds

We have audited the accompanying statement of assets and liabilities of YieldQuest Total Return Bond Fund, a series of YieldQuest Funds (the “Funds”), including the schedule of investments, as of October 31, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund, as of October 31, 2011, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 20, 2011

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of the Fund pay ongoing expenses, such as advisory fees, ongoing operating expenses, and distribution and administration expenses with respect to Investor Class shares. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs in investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first set of tables provides information about actual account values and actual expenses. The shareholder may use the information in this table, together with the amount invested, to estimate the expenses that you would have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

Institutional Class	Beginning Account Value at 11/01/10	Ending Account Value 10/31/11	Expense Paid During Period(a) 11/01/10 - 10/31/11	Expense Ratio During Period(a) 11/01/10 - 10/31/11
Actual Expenses
Total Return Bond Fund	$1,000.00	$626.50	$4.51	1.10%

Excluding interest expense and dividends on short positions, your actual cost of investment in the Institutional Class of the Fund would be $3.24%.

(a) Expenses are equal to the Fund’s annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Institutional Class annualized expense ratios of the Fund would have been 0.79%.

Investor Class	Beginning Account Value 11/01/10	Ending Account Value 10/31/11	Expense Paid During Period(a) 11/01/10 - 10/31/11	Expense Ratio During Period(a) 11/01/10 - 10/31/11
Actual Expenses
Total Return Bond Fund	$1,000.00	$623.80	$5.93	1.45%

Excluding interest expense and dividends on short positions, your actual cost of investment in the Investor Class of the Fund would be $4.67.

(b) Expenses are equal to the Fund’s annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Investor Class annualized expense ratios of the Fund would have been

1.14%.

Hypothetical Example for Comparison Purposes: The second set of tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second set of tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Institutional Class	Beginning Account Value 11/01/10	Ending Account Valuet 10/31/11	Expense Paid During Period(a) 11/01/10 - 10/31/11	Expense Ratio During Period(a) 11/01/10 - 10/31/11
Hypothetical Expenses
Total Return Bond Fund	$1,000.00	$1,019.66	$5.60	1.10%

Excluding interest expense and dividends on short positions, your actual cost of investment in the Institutional Class of the Fund would be $4.02.

(a) Expenses are equal to the Fund’s annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Institutional Class annualized expense ratios of the Core Equity Fund, Total Return Bond Fund, and Tax-Exempt Bond Fund would have been 0.79%.

Investor Class	Beginning Account Value 11/01/10	Ending Account Value 10/31/11	Expense Paid During Period(a) 11/01/10 - 10/31/11	Expense Ratio During Period(a) 11/01/10 - 10/31/11
Hypothetical Expenses
Total Return Bond Fund	$1,000.00	$1,017.90	$7.37	1.45%

Excluding interest expense and dividends on short positions, your actual cost of investment in the Investor class of the Fund would be $5.80.

(b) Expenses are equal to the Fund’s annualized expense ratio, including interest expense and dividends on short positions if any, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the Investor Class annualized expense ratios of the Fund would have been

1.14%.

ADDITIONAL INFORMATION (Unaudited)

NOTICE TO SHAREHOLDERS

The tax information set forth below for the fiscal period November 1, 2009 through October 31, 2010 is being provided to shareholders in compliance with Federal income tax law.

Each Fund designates 100%, or if subsequently different, of ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders; and 100%, or if subsequently different, of ordinary income dividends to qualify for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

CONTROL OWNERSHIP

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A controlling shareholder could control the outcome of any proposal submitted to the shareholders for approval. As of the fiscal year end, the following persons were controlling persons or principal shareholders:

Total Return Bond Fund
Charles Schwab & Co., Inc.	56%
TD Ameritrade, Inc.	22%
Raymond James & Associates, Inc.	20%

BOARD OF TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”) of the YieldQuest Funds Trust (the “Trust”), the majority of which are not interested persons as defined in the Investment Company Act of 1940, as amended, met in person on June 16, 2011 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between YieldQuest Advisors, LLC (the “Advisor”) and the YieldQuest Total Return Bond Fund.

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum provided by the Trust’s legal counsel detailing the Board’s fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement, information provided by the Advisor in response to a letter requesting materials with respect to the Advisor and its operations, and comparative information regarding the Total Return Bond Fund’s advisory fee, performance and total expense ratio.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and drew the following conclusions:

Nature, Extent and Quality of Services. The Board considered the nature, extent, and quality of services provided by the Advisor, including investment management, supervision of the Fund’s operations and compliance with securities laws. The Board noted that the Advisor provides the Trust’s Chief Compliance Officer (“CCO”), who serves at the pleasure of and whose compensation is determined by the Board, and oversees the service providers who provide fund accounting, administration, distribution, transfer agency and custodial services to the Total Return Bond Fund. The Board considered the services provided by the Advisor and YieldQuest Securities (the “Distributor”) including, among other things, that: (i) the salary of the Trust’s CCO is borne by the Advisor, (ii) the Advisor waives 100% of its advisory fee and reimburses certain operating expenses of the Total Return Bond Fund, (iii) the Distributor waives its entire fee for serving as statutory distributor for the Total Return Bond Fund, (iv) the Advisor and the Distributor pay substantial amounts each year for research services, such as access to Bloomberg, which assist the Total Return Bond Fund’s portfolio managers in managing the portfolio, (v) the Distributor provides regular, interactive conference calls where the Advisor’s market outlook is discussed, as well as the performance of the Total Return Bond Fund and recent market events are examined, and (vi) the Distributor provides comprehensive investment and market-related information, and also provides regular electronic notices regarding dividends paid by the Total Return Bond Fund. In addition to these resources, the Board recognized that the Advisor has provided extensive research materials to advisers who may cause their clients to invest in the Total Return Bond Fund, and continually makes full disclosures to such advisers about the effect of its trading strategies on the Total Return Bond Fund’s performance. The Board also recognized the Advisor’s prior investment experience and the capabilities of its advisory, research and trading staff, as well as the quality of the reports and other materials received by the Total Return Bond Fund’s shareholders from the Advisor. Taking into account the personnel involved in servicing the Total Return Bond Fund, as well as the materials and services received from the Advisor, the Board expressed satisfaction with the quality of the services received from the Advisor.

Investment Performance. The Board reviewed the investment performance information of the Total Return Bond Fund relative to its peer group comprised of funds of a similar size with comparable investment objectives included in the Fund’s Morningstar Category (the “peer group”). The Board reviewed analyses of the total return and total assets of the Total Return Bond Fund to its peer group as of April 30, 2011. The Board noted that the Total Return Bond Fund’s trailing one-year return as of April 30, 2011 was the lowest of its peer group’s average return and that the Total Return Bond Fund substantially had underperformed its benchmark. The Board noted that the Advisor strongly believes that its options trading strategy and its short futures contracts position would benefit the Total Return Bond Fund based on the Advisor’s belief that higher interest rates likely will follow economic growth over time. The Board considered that shareholders have many choices in the mutual fund marketplace and have chosen to maintain their holdings in the Total Return Bond Fund. They also considered that the vast majority of shareholders of the Total Return Bond Fund can be presumed to be making educated investment decisions as these shareholders are advised by investment advisors independent of the Advisor who are educated and informed about the Advisor’s contrarian strategy and interest rate outlook. The Board determined that, although the Advisor’s market assessment and trading strategies based on that assessment are contrarian and have not recently produced positive returns for shareholders of the Total Return Bond Fund, the Advisor has provided reasoned bases for its assessment and trading strategies, which reasonable investors may choose to act on.

The Board also considered the Total Return Bond Fund’s performance relative to comparable private account composites managed by the Advisor. The Board reviewed performance returns as of April 30, 2011 for the Advisor’s Muni

BOARD OF TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Bond, Taxable Bond and Individual Bond Composites. The Advisor noted that the performance returns for the composites were higher than those of the Total Return Bond Fund, but also noted that the private accounts included in the composites did not utilize the derivative trading strategies employed by the Total Return Bond Fund and therefore performance returns were not comparable to those of the Total Return Bond Fund.

Advisory Fees. The Board considered the Total Return Bond Fund’s advisory fees and expenses, comparing the fees paid by the Total Return Bond Fund to those paid by funds in its peer group. The Board observed that the analyses they considered included comparisons of the Total Return Bond Fund’s total expense ratio to the minimum, maximum and averages of its peer group. The Board noted that the Advisor had waived 100% of its advisory fee and reimbursed expenses of the Total Return Bond Fund during the prior year, based on the Advisor’s obligation to cap the Total Return Bond Fund’s expenses. As a result, the Board concluded that the advisory fee was 0% after fee waivers and reimbursements, and that the Advisory Agreement had not been profitable to the Advisor.

Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Advisor. The Board reviewed the Advisor’s unaudited Statement of Financial Position and Statement of Operations as of April 30, 2011 as well as a profitability analysis of the Total Return Bond Fund prepared by the Advisor. The Board noted that the profitability analysis noted that no advisory fees had been received by the Advisor from the Total Return Bond Fund after deducting the direct and indirect expenses incurred by the Advisor in providing services to, and capping expenses of, the Total Return Bond Fund. The Board concluded that the Advisor had not received any profits from its relationship with the Total Return Bond Fund due to the contractual agreement to cap certain operating expenses of the Total Return Bond Fund. The Board considered the Advisor’s representations that it has not entered into any agreements that would require it to direct the Total Return Bond Fund’s brokerage to a broker in exchange for research or brokerage services that benefit the Advisor (“soft dollar” arrangements), and that the Advisor would not cause the Total Return Bond Fund to “pay up” for research or brokerage services.

The Board also considered the collateral benefits received by YieldQuest Securities, an affiliated broker-dealer, in the form of 12b-1 fees, administrative services fees, and brokerage commissions paid by the Total Return Bond Fund. The Board noted that Trust management reported that all of the 12b-1 and administrative services fees had been paid by YieldQuest Securities on a “pass-through basis” to mutual fund platforms that offer the Total Return Bond Fund’s shares to the public. The Board reviewed an analysis of the commissions paid to YieldQuest Securities by the Total Return Bond Fund, and the expenses incurred by the Distributor and Advisor on behalf of the Total Return Bond Fund, including Bloomberg fees, salaries of portfolio managers, the CCO and administrative staff, expenses of hosting conference calls with advisers, clearing and other transaction costs and reimbursements of the Total Return Bond Fund’s expenses. The Board noted that the report detailed expenses paid on behalf of the Total Return Bond Fund by the Advisor, and brokerage commissions paid to YieldQuest Securities by the Total Return Bond Fund, both in dollar amounts and as a percentage of average net assets of the Total Return Bond Fund during the year ended April 30, 2011. The Board also noted that they had reviewed quarterly CCO reports disclosing the total dollar amount of commissions paid by the Total Return Bond Fund to YieldQuest Securities and 17e-1 reports disclosing the commission rates charged by YieldQuest Securities, which were usual and customary compared to, and typically lower than, rates charged by independent brokers. Although the commission rates charged by the affiliated broker-dealer were generally low by market standards, the total dollar amount of brokerage commissions paid to the affiliated broker-dealer were high as a percentage of the Fund’s average net assets. The Board directed the Advisor to reduce the percentage of the Fund’s brokerage transactions executed through the affiliated broker-dealer. The Board noted that the Advisor had agreed to engage an independent broker-dealer to execute a portion of the Fund’s option trades.

Economies of Scale. The Board also considered whether economies of scale would be realized as the Total Return Bond Fund grows larger, and the extent to which this is reflected in the advisory fees. The Board noted that it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Total Return Bond Fund.

Conclusions. Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fees paid by the Total Return Bond Fund were reasonable and that it would be appropriate to renew the Advisory Agreement.

BOARD OF TRUSTEES & OFFICERS (Unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Trust’s operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the YieldQuest Funds Trust overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

Name, Address*, Age, Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Jay K. Chitnis, CFA*** Age 44 Trustee, President and Chief Executive Officer, Since 2005	Managing Director of YieldQuest Advisors, LLC, since June 2004; Managing Director of YieldQuest Securities, LLC, a registered broker dealer and member FINRA, since September 2004; Managing Director of YieldQuest Investment Group, a division (firm within a firm) of Register & Akers Investments, Inc., since June 2004, of McDonald Investments, from September 2001 to June 2004; and of First Union Securities (Wachovia Securities), from 1998 to September 2001, all FINRA registered broker-dealers and members SIPC; Senior Vice President of CIBC/Oppenheimer Corp., from 1996 to 1998.
John N. Bliss*** Age 36 Treasurer Since 2010	Senior Vice President for YieldQuest Advisors, LLC since August 2004; Senior Vice President for YieldQuest Securities, LLC since August 2005; Portfolio Manager for YieldQuest Core Equity Fund; Vice President YieldQuest Investment Group from 2001 to 2005.
Gary Schwartz*** Age 44 Chief Compliance Officer, Since 2006	Compliance Officer for YieldQuest Advisors, LLC since 2005; Chief Compliance Officer for YieldQuest Securities, LLC, since 2006; Assistant Compliance Officer of the Trust from 2006 to 2007; Compliance Officer for YieldQuest Securities, LLC from 2005 to 2006; Nasdaq/OTC Trader, Riverstar Trading, 2002 through 2005; Regional Manager, Atlanta Branch Manager and Registered Options Principal for Protrader Securities, an Instinet Company, from 1998 through 2002.
Ellen O. Blanchard Age 38 Assistant Secretary, Since 2010	Vice President and Counsel, BNY Mellon Asset Servicing (US) Inc. since September 2010; former Vice President and Counsel, Compliance Advisory Services, State Street Bank & Trust since August 2004.

*	The address for each officer is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305.
**	Fund Complex refers to YieldQuest Funds Trust. The Fund Complex currently consists of one fund.
***	Messrs. Chitnis, Bliss and Schwartz are deemed to be “interested persons” of the Trust because they are officers of the Advisor and the Distributor.

BOARD OF TRUSTEES & OFFICERS (Unaudited) (Continued)

Name, Address*, Age, Position with Fund Complex,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Trusteeships
Denise M. Buchanan Age 49 Independent Trustee, Since 2005	Chief Compliance Officer of CapFinancial Partners, LLC (doing business as CAPTRUST Financial Advisors), a federally registered investment adviser and broker-dealer and member of FINRA/SIPC since January 2007; President of Broker/Dealer Sales & Consulting, Inc., a consulting group specializing in compliance guidance for broker-dealers and investment advisers, from 1996 to December 2007; Director of Compliance, CapFinancial Partners, LLC from 2003 until 2007; Chief Compliance Officer of Hatteras Investment Partners, LLC and its affiliates, and the Hatteras Funds (investment companies registered under the 1940 Act), from 2003 until December 2007.
Gary D. Campbell, CFA® Age 59 Independent Trustee, Since 2005	President of Presbyterian Church in America, Retirement & Benefits, since August 2006; Retired July 2005 through July 2006; President and Chief Investment Officer of Kennedy Capital Management, Inc., an SEC-registered investment advisor based in St. Louis, Missouri, 2001 to 2005; Executive Vice President and Chief Investment Officer, Commerce Bancshares, Inc./The Commerce Trust Company, an asset management, trust, private banking and other financial advisory services firm with over $10 billion in assets under management; Senior Vice President/Director of Institutional Portfolio Management, Wachovia (First Union Corp.), 1985 to 1990.
Craig Ruff, Ph.D, CFA® Age 51 Independent Trustee, Since 2005	Clinical Assistant Professor of Finance at Georgia State University in Atlanta, GA, August 2003 to present; Assistant Dean, Executive Education, Georgia State University August 2007 to present; Vice President in the Educational Products department at the Association for Investment Management and Research (AIMR, now known as the CFA Institute) and Associate Editor of the Financial Analysts Journal from July 1998 to July 2003; Senior Economist at the Federal Home Loan Bank of Atlanta from June 1988 to June 1991.

*	The address for each Trustee is 3280 Peachtree Road, Suite 2600, Atlanta, Georgia 30305.
**	Fund Complex refers to YieldQuest Funds Trust. The Fund Complex currently consists of one fund.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-877-497-3634.

Each Trustee will serve an indefinite term until his or her successor is duly elected and qualified. Officers of the Trust are elected annually.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the YieldQuest Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Proxy Voting Policy: Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-877-497-3634 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holding Disclosure: Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). Each Fund makes the information on Form N-Q available to shareholders without charge, upon request, by calling 1-877-497-3634.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Craig Ruff is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,400 for 2010 and $16,500 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,300 for 2010 and $3,100 for 2011. Fees were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) 100%

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	YieldQuest Funds Trust

By (Signature and Title)*	/s/ Jay K. Chitnis
Jay K. Chitnis, President
(principal executive officer)

Date	12/23/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jay K. Chitnis
Jay K. Chitnis, President
(principal executive officer)

Date	12/23/11

By (Signature and Title)*	/s/ John Bliss
John Bliss, Treasurer, Chief Financial Officer and Secretary
(principal financial officer)

Date	12/13/11

* Print the name and title of each signing officer under his or her signature.